Exhibit 4.1

NO. 1	SHARES
No Par Value Per Share
AMERUS GROUP CO.
INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA
SERIES A NON-CUMULATIVE PERPETUAL PREFERRED STOCK

CUSIP NO. 03072M 70 2

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that	CEDE & CO.

is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF SERIES A NON-
CUMULATIVE PERPETUAL PREFERRED STOCK OF
AMERUS GROUP CO.
a corporation incorporated under the laws of the State of Iowa (herein called the “Corporation”), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Amendment to the Amended and Restated Articles of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Corporation.
          WITNESS the facsimile signatures of its duly authorized officers.
Dated:
CERTIFICATE OF STOCK

CORPORATE SECRETARY	PRESIDENT AND CHIEF OPERATING
OFFICER
Countersigned and registered:
          Mellon Investor Services LLC
          Transfer Agent and Registrar

By:
Authorized Signature

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE IN WRITING TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - Custodian
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
For Value Received,                        hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP OR POSTAL CODE OF ASSIGNEE)

______________________________________________________________________________________________________ shares of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated _______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.